UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2007

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	000-28539 (Commission File Number)	56-1362926 (IRS Employer Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (214) 378-8992
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
Signature(s)
INDEX TO EXHIBITS
Chairman's Message

ITEM 7.01. Regulation FD Disclosure
     On December 5, 2007, DRI Corporation prepared for distribution a special “Chairman’s Message,” which is being sent to all holders of DRI Corporation’s Common Stock as of November 28, 2007.
     A copy of the Company’s “Chairman’s Message” is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
ITEM 9.01. Financial Statements and Exhibits
(a) Exhibits.

99.1	“Chairman’s Message” dated December 5, 2007.

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION
Date: December 5, 2007	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	“Chairman’s Message” dated December 5, 2007.